AMERICAN AADVANTAGE MILEAGE FUNDS

Supplement dated October 11, 2000 to the Prospectus dated March 1, 2000

Under the section titled The Investment Advisers, the paragraph describing Barrow, Hanley, Mewhinney & Strauss, Inc. is hereby changed to read as follows:

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("Barrow"), 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204, is a professional investment counseling firm which has been providing investment advisory services since 1979. The firm is wholly owned by United Asset Management Corporation, a Delaware corporation, which is a wholly-owned subsidiary of Old Mutual plc, an international financial services group. As of December 31, 1999, Barrow had discretionary investment management authority with respect to approximately $29.1 billion of assets, including approximately $1.3 billion of assets of AMR and its subsidiaries and affiliated entities. Barrow serves as an investment adviser to the Balanced, Large Cap Value, Intermediate Bond and Short-Term Bond Funds, although the Manager does not presently intend to allocate any of the assets in the Short-Term Bond Fund to Barrow.